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                                                                    EXHIBIT 32.2


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                            (18 U.S.C. Section 1350)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350), the undersigned, Seth L. Van Voorhees, Executive Vice President, Chief Financial Officer, Secretary and Treasurer of American Pacific Corporation, a Delaware corporation (the "Company"), does hereby certify, to his knowledge, that:

The Annual Report on Form 10-K for the year ended September 30, 2003 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                              /s/   SETH L. VAN VOORHEES
                                             -----------------------------------
                                             Seth L. Van Voorhees
                                             Executive Vice President, Chief
                                             Financial Officer, Secretary and
                                             Treasurer
                                             January 11, 2005